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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 16, 2007
                                                         ----------------


                               FIRST CAPITAL, INC.
                               -------------------
             (Exact name of registrant as specified in its charter)

      Indiana                         0-25023                 35-2056949
      -------                        ---------                ----------
(State or other jurisdiction of     (Commission              (IRS Employer
       incorporation)               File Number)            Identification No.)

      220 Federal Drive N.W., Corydon, Indiana               47112
      ----------------------------------------               -----
      (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (812) 738-2198
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
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            YEAR.
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      On January 16, 2007, the Board of Directors of First Capital, Inc. (the
"Company") amended Article III, Section 13 of the Company's Bylaws regarding age qualifications for directors. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

      Article II, Section 13 of the Bylaws previously read as follows:

      "SECTION 13. QUALIFICATION. Except for persons who are serving or who have been appointed to serve as a director and who are 70 years of age or older at the time of the adoption of this bylaw, no person 70 years of age or older shall be eligible for election, reelection, appointment or reappointment to the Board of Directors. Persons who are serving or have been appointed to serve as a director and who are 70 years of age or older at the time of the adoption of this bylaw shall be eligible for reelection until such person attains 73 years of age. Notwithstanding the foregoing, the person serving as Chairman of the Board of Directors at the time of the adoption of this bylaw shall be eligible for reelection until he attains 73 years of age. A director who reaches the applicable age limitation may serve as such until the next annual meeting of stockholders at which directors are elected."

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell Company Transactions: Not applicable

      (d)   Exhibits

            Number            Description
            ------            -----------

            3.2               Amended and Restated Bylaws of First Capital, Inc.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FIRST CAPITAL, INC.


Dated: January 22, 2007                 By: /s/ Samuel E. Uhl
                                            ------------------------------------
                                            Samuel E. Uhl
                                            Chief Operating Officer